                                                                    Exhibit 10.4


                           DEFERRED PRICING AGREEMENT

      This DEFERRED PRICING AGREEMENT, dated as of January 19, 2001, by and among On2.com Inc., a Delaware corporation (the "Company"), and The Travelers Indemnity Company, a Delaware corporation ("Travelers").

      WHEREAS, the parties hereto entered into a letter agreement, dated as of June 6, 2000 (the "Letter Agreement"), that provided for Travelers to have price and terms protection on its $10 million investment in Units (as defined in the Letter Agreement) relative to any other series of investment in the Units; and

      WHEREAS, the parties entered into a Preferred Stock Unit Subscription Agreement, dated as of June 6, 2000 (the "Subscription Agreement") and an Investor's Rights Agreement, dated as of June 7, 2000 (the "Investors Rights Agreement"); and

      WHEREAS, pursuant to the Subscription Agreement, Travelers invested $10.0 million in Units and received 1,644,304 shares of Series C Preferred Stock (the "Travelers Preferred Stock"), warrants to purchase 205,538 shares of common stock of the Company, par value $0.01 per share (the "Common Stock"), at an exercise price of $8.69 per share and warrants to purchase 205,538 shares of Common Stock at an exercise price of $10.86 per share (collectively, the "Travelers Warrants"); and

      WHEREAS, on September 29, 2000, certain investors invested $2.45 million in Units and received 924,527 shares of Series C-II Preferred Stock and warrants to purchase 369,037 shares of Common Stock at an exercise price of $2.65 per share; and

      WHEREAS, on December 8, 2000, certain investors invested $2.55 million in Units and received 2,049,839 shares of Series C-III Preferred Stock and warrants to purchase 635,450 shares of Common Stock at an exercise price of $1.14 per share; and

      WHEREAS, the parties desire to terminate the Letter Agreement upon execution of this Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and intending to be legally bound thereby, the parties hereto hereby agree as follows:

      1. Pricing Adjustment.

      (a) In full and complete satisfaction and discharge of the Company's obligations to Travelers under the Letter Agreement, upon the earlier of (i) a Change of Control (as defined below) or (ii) December 31, 2001, the Company shall (A) cancel the Travelers Preferred Stock and in its place issue 1,849,057 shares of Series C-IV Preferred Stock, par value $0.01 per share (the "Series C-IV Preferred Stock"), and 4,099,678 shares of Series C-V Preferred Stock, par value $0.01 per share (the "Series V Preferred Stock, and, together with the Series C-IV Preferred Stock, the "New Preferred Stock"), and (B) cancel the Travelers Warrants and in their place issue 462,264 warrants with an exercise price of $2.65 (the "C-IV Warrants") and 1,024,920 warrants with an exercise price of $1.14 (the "C-V Warrants" and, together with the C-IV Warrants, the "New Warrants").

      (b) In order to receive the New Preferred Stock and the New Warrants in accordance with Section 1(a) hereof, Travelers must surrender the Travelers Preferred Stock and the Travelers Warrants to the Company for cancellation at its office at 145 Hudson Street, New York, New York 10013, or at such other place as is designated in writing by the Company.

      (c) For purposes of this Agreement, a "Change of Control" shall mean the first to occur of any of the following events: (i) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Act of 1933, as amended) other than Travelers and its affiliates, the Company, any trustee or other fiduciary holding Common Stock under an employee benefit plan of the Company or a related company, or any corporation which is owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Act of 1933, as amended) of more than fifty percent (50%) of the then outstanding voting stock of the Company; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company (and any new director whose election by the Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof;
(iii) the merger or consolidation of the Company where the stockholders of the Company would not, immediately after the merger or consolidation, own at least fifty percent (50%) of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; (v) the Company files a petition seeking protection from creditors under applicable bankruptcy laws, or an involuntary petition is filed under such laws that names the Company as debtor and has not been dismissed or stayed for a period of 30 days or more; or (vi) the Company ceases to conduct any business operations.

2. Description of Securities. The Series C-IV Preferred Stock and Series C-V Preferred Stock shall have the respective rights, preferences and limitations set forth in the respective Designations of Powers, Preferences and Rights of Preferred Stock attached hereto as Exhibit A and incorporated herein by reference. The forms of the C-IV Warrant and the C-V Warrant are attached hereto as Exhibit B and incorporated herein by reference. The Company agrees that any adjustment to the conversion price of the New Preferred Stock or to the exercise price of the New Warrants that is required by the terms of such securities will be given effect at the time of issuance even though the New Preferred Stock or New Warrants, as the case may be, were not yet issued and outstanding at the time of the event triggering such adjustment.

3. Bring-Down of Representations and Warranties.

      (a) With respect to the New Preferred Stock and the New Warrants, Travelers represents and warrants that the representations and warranties of Travelers contained in Section 2 of the Subscription Agreement are, and shall be, true and correct in all material respects on and as of the date hereof and the date (the "Closing Date") that the New Preferred Stock and the New Warrants are issued to Travelers, with the same effect as though such representations and warranties had been made on and as of the date hereof and such Closing Date.

      (b) The Company represents and warrants that on each Closing Date, the New Preferred Stock will be duly authorized, validly issued and outstanding, fully paid and non-assessable, the New Warrants will be duly authorized, validly issued and enforceable against the Company in accordance with their terms, and that no authorizations, approvals or consents will be required for the issuance or performance of the terms of the New Preferred Stock and the New Warrants by the Company.

      4. Termination of Letter Agreement. The parties hereto acknowledge that the Letter Agreement is hereby terminated and shall be of no further force or effect.

      5. Further Assurances. Upon the terms and subject to the conditions contained herein, the parties agree (i) to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement; (ii) to execute any documents, instruments or conveyances of any kind that may be reasonably necessary or advisable to carry out any of the transactions contemplated hereunder; and (iii) to cooperate with each other in connection with the foregoing.

      6. Subscription Agreement and Investor's Rights Agreement. Upon the issuance thereof, the New Preferred Stock and the New Warrants will constitute the Units, the Preferred Stock and the Warrants, as applicable, under the Subscription Agreement and the Investor's Rights Agreement. Other than the foregoing, all other provisions of the Subscription Agreement and the Investor's Rights Agreement shall remain in full force and effect.

      7. Entire Agreement. This Agreement contains the entire agreement of the parties and supersedes all other agreements between the parties concerning the Travelers Preferred Stock, the Travelers Warrant, the New Preferred and the New Warrant.

      8. Modification. This Agreement may only be modified by a written document signed by both parties.

      9. Governing Law and Venue. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to any conflict of law provision. Any legal actions with respect to any matters arising under this Agreement shall be brought exclusively in a court of competent jurisdiction in New York, New York.

      10. No Third Party Beneficiaries. This Agreement is not intended to create any right, claim or remedy in favor of any person or entity, other than the parties hereto and their respective successors.

      11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed and original, but all of which together shall constitute one and the same instrument.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties named below have caused this Agreement to be duly executed and delivered as of the date first above written.

                                        ON2.COM INC.

                                        By: /s/ Mark J. Meagher
                                            ------------------------------------
                                        Name:  Mark J. Meagher
                                        Title: CFO

                                        THE TRAVELERS INDEMNITY COMPANY

                                        By: /s/ Joseph M. Mullally
                                            ------------------------------------
                                        Name:  Joseph M. Mullally
                                        Title: Vice President

                                    EXHIBIT A

                                   Exhibit A-1

                                  ON2.COM INC.

                           ---------------------------

                                 DESIGNATION OF
                        POWERS, PREFERENCES AND RIGHTS OF
                          SERIES C-IV PREFERRED STOCK,
                            PAR VALUE $0.01 PER SHARE

                           ---------------------------

               Pursuant to Section 151(g) of the Delaware General
                                 Corporation Law

                           ---------------------------

IT IS HEREBY CERTIFIED that:

      1. The name of the company (hereinafter called the "Company") is On2.com Inc., a corporation organized and now existing under the Delaware General Corporation Law.

      2. The Certificate of Incorporation of the Company (the "Certificate of Incorporation") authorizes the issuance of Twenty Million (20,000,000) shares of preferred stock, par value $0.01 per share (the "Preferred Stock"), and expressly vests in the Board of Directors of the Company the authority to issue any or all of said shares in one or more series by resolution or resolutions to establish the designation and number and to fix the relative rights and preferences of each series to be issued.

      3. The Board of Directors of the Company, pursuant to the authority expressly vested in it as aforesaid, and pursuant to the provisions of Section 151(g) of the Delaware General Corporation Law, has adopted the resolution set forth below to create a series issue of Preferred Stock. Pursuant to 151(g), the approval of the Company's shareholders was not required.

      RESOLVED, THAT One Million Eight Hundred Forty-Nine Thousand Fifty-Seven (1,849,057) shares of the Twenty Million (20,000,000) shares of Preferred Stock of the Company which are authorized shares as of the date of this Certificate shall hereby be designated Series C-IV Preferred Stock, par value $0.01 per share, and shall possess the rights and preferences set forth below, which shall constitute a new Section 7E to Article IV of the Certificate of Incorporation:

      "Section 7E. Series C-IV Preferred Stock.

            1. Designation and Amount. One Million Eight Hundred Forty-Nine Thousand Fifty-Seven (1,849,057) shares of the Twenty Million (20,000,000) authorized shares of Preferred Stock of the Company are designated Series C-IV Preferred Stock (the "Series C-IV Preferred Stock"). The Series C-IV Preferred Stock shall be issued or offered at a purchase price equal to $2.65 per share (the "Series C-IV Original Issue Price"). The holders of record of any series of the Series C-IV Preferred Stock are sometimes referred to in this Section 7E as the "Series C-IV Holders." The holders of record of any shares of any series of the Preferred Stock are referred to in this Section 7E as the "Holders."

            2. Rank. The Series C-IV Preferred Stock shall rank on parity with the Company's Series A Preferred Stock, the Company's Series B Preferred Stock and any other subdivision of the Company's Series C Preferred Stock and shall accordingly rank (i) junior to any other class or series of capital stock of the Company hereafter created specifically ranking by its terms senior to the Series A Preferred Stock, the Series B Preferred Stock, the Series C-IV Preferred Stock or any other subdivision of the Series C Preferred Stock (the "Senior Securities"); (ii) prior to all of the Common Stock; (iii) prior to any class or series of capital stock of the Company hereafter created not specifically ranking by its terms senior to or on parity with any Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock of whatever subdivision (collectively, with the Common Stock, the "Junior Securities"); and (iv) on parity with any class or series of capital stock of the Company hereafter created specifically ranking by its terms on parity with the Series A Preferred Stock, the Series B Preferred Stock or any subdivision of the Series C Preferred Stock (the "Parity Securities") in each case as to distribution of assets upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (all such distributions being referred to collectively as "Distributions").

            3. Liquidation Preference.

                  (a) In the event of any Distribution, the Series C-IV Holders shall be entitled to receive, immediately after any distributions to the holders of the Senior Securities required by the Company's Certificate of Incorporation, and prior in preference to any distribution to the holders of the Junior Securities, but in parity with any Distribution to the holders of the Series A Preferred Stock (the "Series A Holders"), the holders of the Series B Preferred Stock (the "Series B Holders") or the holders of the Parity Securities, an amount per share equal to the Original Issue Price. If upon the occurrence of any such Distribution, and after payment in full of any preferential amounts due in respect of the Senior Securities, the assets and funds available to be distributed among the Series A Holders, the Series B Holders, the Series C-IV Holders and the holders of the Parity Securities shall be insufficient to pay to such Holders the full preferential amounts due to the Series A Holders, the Series B Holders, the Series C-IV Holders and holders of the Parity Securities, then the entire assets and funds of the Company legally available for distribution shall be distributed among the Series A Holders, the Series B Holders, the Series C-IV Holders and the holders of the Parity Securities, pro rata, based on the respective liquidation amounts to which each such series of stock is entitled by the Company's Certificate of Incorporation and any certificate(s) of designation relating thereto.

                  (b) Upon the completion of the distribution required by
Section 7E.3(a), if assets remain in the Company, they shall be distributed to holders of Junior Securities in accordance with the Company's Certificate of Incorporation, including any duly adopted certificate(s) of designation.

                  (c) At the option of each Series C-IV Holder, a sale, conveyance or disposition of all or substantially all the assets of the Company to any entity other than an Affiliate of the Company which is controlled by the Company through the direct or indirect ownership of not less than 50% of the voting securities or interests thereof (a "Liquidating Transaction") shall be deemed to be a liquidation, dissolution or winding up within the meaning of this
Section 7E.3; provided, that neither (i) any Liquidating Transaction that a Series C-IV Holder elects in writing not to treat as a liquidation, dissolution or winding up of the Company nor (ii) any consolidation, merger, acquisition, or other business combination of the Company with or into any other company or companies shall be treated as a liquidation, dissolution or winding up within the meaning of this Section 7E.3(c), but instead shall be subject to Section 7E.4(f). Any Series C-IV Holder as to which any Liquidating Transaction is treated as a liquidation, dissolution or winding up of the Company under this
Section 7E.3(c) is referred to herein as a "Series C-IV Liquidating Holder."

                  (d) Prior to the closing of a transaction described in Section 7E.3(c) which would constitute a liquidation event, the Company shall either (i) make all cash distributions it is required to make to the Series C-IV Liquidating Holders pursuant to the first sentence of Section 7E.3(a), (ii) set aside sufficient funds from which the cash distributions required to be made to the Series C-IV Liquidating Holders can be made, or (iii) establish an escrow or other similar arrangement with a third party pursuant to which the proceeds payable to the Company from a sale of all or substantially all the assets of the Company will be used to make the liquidating payments to the Series C-IV Liquidating Holders immediately after the consummation of such sale. If the Company has not fully complied with any of the foregoing alternatives, the Company shall either: (x) cause such closing to be postponed until such cash distributions have been made, or (y) cancel such transaction, in which event the rights of the Series C-IV Holders or other arrangements shall be the same as existing immediately prior to such proposed transaction.

            4. Conversion. The holders of Series C-IV Preferred Stock have conversion rights (the "Conversion Rights") as follows:

                  (a) Right to Convert. Each share of Series C-IV Preferred Stock shall be convertible without the payment of any additional consideration at the option of the Series C-IV Holder thereof, at any time after the date of issuance of such shares of Series C-IV Preferred

Stock, at the office of the Company or any transfer agent for the Series C-IV Preferred Stock into the number of fully paid and nonassessable shares of Common Stock which results from dividing the Series C-IV Original Issue Price by the conversion value per share in effect for each share of Series C-IV Preferred Stock (the "Series C-IV Conversion Value") at the time of conversion. The Series C-IV Conversion Value shall initially be equal to the Series C-IV Original Issue Price and shall be adjusted from time to time pursuant to the provisions of
Section 7E.4(d) and Section 7E.4(e) and shall be subject to adjustment from time to time as provided below. The number of shares of Common Stock into which a share of Series C-IV Preferred Stock is convertible is hereinafter referred to as the "Series C-IV Conversion Rate."

                  (b) Mechanics of Conversion.

                        (i) No fractional shares of Common Stock shall be issued upon conversion of Series C-IV Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the then effective Series C-IV Conversion Value. Before any holder of Series C-IV Preferred Stock shall be entitled to convert such shares into full shares of Common Stock and to receive certificates therefor, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for the Series C-IV Preferred Stock, as the case may be, and shall give written notice to the Company at such office that such holder elects to convert the same; the Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to such holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series C-IV Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                        (ii) The Company shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series C-IV Preferred Stock pursuant to this Section 7E.4. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involving the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series C-IV Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Company the amount of any tax or has established, to the satisfaction of the Company, that such tax has been paid.

            (c) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Series C-IV Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series C-IV Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series C-IV Preferred Stock, the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

                  (d) Adjustments to Series C-IV Conversion Value for Dilutive Issuances.

                        (i) No Adjustment of Conversion Price. No adjustment in the Series C-IV Conversion Value shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Series C-IV Conversion Value as measured at the date of the issuance of the Additional Shares of Common Stock. No adjustment in the Series C-IV Conversion Value shall be made pursuant to Section 7E.4(d) as a result of any stock dividend or subdivision which causes an adjustment in the Series C-IV Conversion Value pursuant to Section 7E.4(e) or any event which is subject to the provisions of Section 7E.4(f). No adjustment in the Series C-IV Conversion Value shall be made in respect of an issuance or deemed issuance of Additional Shares of Common Stock if such issuance or deemed issuance involves the issuance or deemed issuance of stock, options or warrants (A) to employees, consultants or directors of the Company, (B) to other entities for acquisition purposes, (C) to banks or other institutional credit financing sources, or (D) the issuance of Common Stock upon conversion or redemption of any shares of any convertible series of the company's Preferred Stock; in the case of each of (A), (B) or (C) pursuant to plans or arrangements approved by the Board of Directors.

                        (ii) Deemed Issuance of Additional Shares of Common Stock. If the Company at any time or from time to time after September 8, 2000 shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date; provided, that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 7E.4(d)(iv)) of such Additional Shares of Common Stock would be less than the Series C-IV Conversion Value in effect on the date of and immediately prior to such issue (or with respect to any issues made prior to the date hereof, the Series C-IV Conversion Value that would have been in effect as of such date), or such record date, as the case may be; and provided, further, that in any case in which Additional Shares of Common Stock are deemed to be issued:

                              (A) no further adjustment in the Series C-IV
Conversion Value shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                              (B) if such Options or Convertible Securities by
their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or any increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series C-IV Conversion Value computed upon the original issue of such Options or Convertible Securities (or upon the occurrence of a record date with respect to the issuance of such Options or Convertible Securities), and any subsequent adjustments based thereon shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; and

                              (C) on the expiration or cancellation of any
Options or the termination of the right to convert or exchange any Convertible Securities which shall have not been exercised, if the Series C-IV Conversion Value shall have been adjusted upon the original issuance of such Options or Convertible Securities or shall have been subsequently adjusted pursuant to clause (B) above, the Series C Conversion Value shall be recomputed as if:

                                    (1) in the case of Convertible Securities or
Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities, and the consideration received therefor was the consideration actually received by the Company for the issuance of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, if any, or for the issuance of all such Convertible Securities, whether or not actually converted or exchanged, plus the consideration actually received by the Company upon such conversion or exchange, if any; and

                                    (2) in the case of Options for Convertible
Securities, only the Convertible Securities, if any, actually issued upon the exercise of such Options were issued at the time of issuance of such Options and the consideration received by the Company for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Company for the issuance of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company upon the issuance of the Convertible Securities with respect to which such Options were actually exercised;

                              (D) no readjustment pursuant to clauses (B) and
(C) above shall have the effect of increasing the Series C-IV Conversion Value to an amount which exceeds the higher of (i) the Series C-IV Issue Price and
(ii) the Series C Conversion Value that would have resulted from any issuance of Additional Shares of Common Stock between September 8, 2000 and the date of such readjustment.

                        (iii) Adjustment of Series C Conversion Value Upon Issuance of Additional Shares of Common Stock. If at any time after September 8, 2000 the Company shall issue (or shall have issued in the case of issuances after September 8, 2000 but prior to the date hereof) Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 7E.4(d)(ii)) without consideration or for a consideration per share less than the Series C-IV Conversion Value in effect on the date of and immediately prior to such issuance, then and in such event, the Series C-IV Conversion Value shall be reduced, concurrently with such issuance, to a price (calculated to the nearest one cent) determined by dividing (A) an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue (determined on a fully-diluted basis; i.e. treating as outstanding all shares of Common Stock issuable upon exercise, exchange or conversion of all outstanding options (to the extent then vested or exercisable), warrants or other securities exercisable or exchangeable for or convertible into, directly or indirectly, shares of Common Stock) multiplied by the then existing Series C-IV Conversion Value, plus (y) the consideration, if any, received by the Company (or deemed to have been received by the Company) upon such issue of Additional Shares of Common Stock, by (B) the sum of the number of shares of the Company's issued and outstanding Common Stock on a fully-diluted basis immediately before the issuance of such Additional Shares of Common Stock plus the number of shares of Additional Shares of Common Stock that were issued (or deemed to have been issued). Notwithstanding the foregoing provisions of this Section, if the operation of the foregoing provisions shall result in a new Series C-IV Conversion Value which is less than or equal to the price paid or deemed to have been paid for such Additional Shares of Common Stock (the "Additional Shares Issue Price"), then the new Series C-IV Conversion Value shall be the amount which is $0.01 more than the Additional Shares Issue Price. If such Additional Shares of Common Stock are issued for no consideration, then the Additional Shares Issue Price shall be deemed to be $0.01.

                        (iv) Determination of Consideration. For purposes of this Section 7E.4(d), the consideration received by the Company for the issuance of any Additional Shares of Common Stock shall be computed as follows:

                              (A) Cash and Property. Such consideration shall:

                                    (1) insofar as it consists of cash, be
computed at the aggregate amount of cash received by the Company;

                                    (2) insofar as it consists of securities (i)
if the securities are then traded on a national securities exchange or the NASDAQ Stock Market (or a similar national quotation system), then the value shall be computed based on the average of the closing prices of the securities on such exchange or system over the 30-day period ending three days prior to receipt of such securities by the Company, (ii) if the securities are actively traded over-the-counter, then the value shall be computed based on the average of the closing bid prices over the 30-day period ending three days prior to the receipt of such securities by the Company, and (iii) if there is no active public market, then the value shall be computed based on the fair market value thereof on the date of receipt of such securities by the Company, as determined in good faith by the Board of Directors;

                                    (3) insofar as it consists of property other
than cash and securities, be computed at the fair market value thereof at the time of such issuance, as determined in good faith by the Board of Directors; and

                                    (4) if Additional Shares of Common Stock are
issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received for such Additional Shares of Common Stock, computed as provided in clauses (A)(1), (A)(2) and (A)(3) of this Section 7E.4(d)(iv), in each case as determined in good faith by the Board of Directors.

                              (B) Options and Convertible Securities. The
consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 7E.4(d)(ii), relating to Options and Convertible Securities, shall be determined by dividing

                                    (1) the total amount, if any, received or
receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                                    (2) the maximum number of shares of Common
Stock (as set forth in the instrument relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

            (e) Adjustment to the Conversion Rate due to Stock Split, Stock Dividend or Other Similar Event. If, prior to the conversion of all the Series C-IV Preferred Stock, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend or other similar event, the Series C-IV Conversion Value shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Series C-IV Conversion Value shall be proportionately increased.

            (f) Adjustment Due to Consolidation, Merger, Exchange of Shares, Recapitalization, Reorganization or Other Similar Event. If, prior to the conversion of all the Series C-IV Preferred Stock, (i) there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity, or (ii) there occurs a sale of all or substantially all of the Company's assets that is not deemed to be a liquidation, dissolution or winding up of the Company pursuant to Section 7E.3(c), then the Series C-IV Holders thereafter shall have the right to receive upon conversion of the shares of Series C-IV Preferred Stock held by them, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities and/or other assets which the Series C-IV Holders would have been entitled to receive in such transaction had the Series C-IV Preferred Stock been converted immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Series C-IV Holders to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Series C-IV Conversion Value and the Series C-IV Conversion Rate shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof.

            (g) Certificates as to Adjustments. Upon each adjustment or readjustment of the Series C-IV Conversion Value pursuant to Sections 7E.4(d),
(e) and (f) above, and upon the initial issue of Series C-IV Preferred Stock, if any adjustment or readjustment would have occurred prior thereto (but after September 8, 2000) pursuant to the terms hereof, the Company at its expense promptly shall compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series C-IV Preferred Stock a certificate of the Chief Financial Officer of the Company setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Series C-IV Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the then effective Series C-IV Conversion Value, and
(iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of each share of such Series C-IV Preferred Stock.

            (h) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 7E and in the taking of all such action as may be necessary or appropriate to protect the Conversion Rights against impairment.

            (i) Definitions. As used in this Section 7E, the following terms shall have the following meanings:

            "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 7E.4(d)(ii), deemed to be issued) by the Company after September 8, 2000, other than shares of Common Stock issued or issuable:

                  (i) upon conversion of shares of Series C-IV Preferred Stock;

                  (ii) to officers, directors or employees of, or financial advisors or other consultants to, the Company pursuant to a Plan or Plans or pursuant to any acquisition, financing or other written agreement so long as any such Plan or written agreement has been approved by the Board of Directors (including at least one of the members of the Board of Directors designated by the holders of the Series C-IV Preferred Stock while such holders have the right to designate one or more directors); and

                  (iii) as a dividend or distribution on Series C-IV Preferred Stock.

            "Affiliate" shall have the meaning given such term in Rule 405 promulgated under the Securities Act.

            "Common Stock" shall mean the common stock, no par value, of the Company.

            "Conversion Rights" shall mean the rights to convert Series C-IV Preferred Stock into Common Stock as provided in this Section 7E.

            "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock or Series C-IV Preferred Stock) or other securities convertible into or exchangeable for Common Stock.

            "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

            "Original Issue Date" shall mean _____, 200_ [to be the date the Series C-IV Preferred Stock is issued].

            "Original Purchase Price" shall mean the original purchase price of $2.65 per share for each share of Series C-IV Preferred Stock, as such amount shall be adjusted for all stock splits, combinations, consolidations, stock distributions, stock dividends or other recapitalization transactions involving the Series C-IV Preferred Stock.

            "Plan" shall mean a written stock grant, option plan or purchase plan or other employee stock incentive program.

            "Preferred Stock" shall mean the preferred stock, par value $.01 per share, of the Company.

            "Securities Act" shall mean the Securities Act of 1933, as amended.

            "Series C-IV Conversion Rate" shall mean the number of shares of Common Stock into which a share of Series C-IV Preferred Stock is convertible.

            "Series C-IV Conversion Value" shall have the meaning given such term in Section 7E.4(a).

            "Series C-IV Preferred Stock" shall mean those authorized shares of Preferred Stock of the Company designated as "Series C-IV Preferred Stock", par value $0.01 per share.

      5. Optional Redemption of Series C-IV Preferred Stock. The Company may, at any time after ______, 200_ [Three years from issue date], and from time to time, call for redemption and repurchase of any and all shares of Series C-IV Preferred Stock for a purchase price per share equal to the Series C-IV Original Issue Price. The Company shall give written notice via certified mail, and any Series C-IV Holder shall have the right to convert the shares of Series C-IV Preferred Stock held by it at any time prior to the payment date specified in such notice. Any such redemption and repurchase shall be made from funds legally available for such purpose and which are not otherwise restricted.

      6. Voting Rights. The Series C-IV Holders shall have no voting power whatsoever except to the extent otherwise expressly provided by the Delaware General Corporation Law, and no Series C-IV Holder shall vote or otherwise participate in any proceeding in which actions shall be taken by the Company or the stockholders thereof or be entitled to notification as to any meeting of the stockholders.

      7. Protective Provision. So long as shares of Series C-IV Preferred Stock are outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by the Delaware General Corporation Law) of the holders of at least a majority of the then outstanding shares of Series C-IV Preferred Stock:

            (a) alter or change the rights, preferences or privileges of the Series C-IV Preferred Stock, including, but not limited to, the creation or authorization of any Senior Securities.

            (b) increase the size of the authorized number of Series C-IV Preferred Stock; or

            (c) do any act or thing not authorized or contemplated by this Certificate of Incorporation which would result in taxation of the Series C-IV Holders under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

      If the holders of a majority of the then outstanding shares of Series C-IV Preferred Stock agree to allow the Company to alter or change the rights, preferences or privileges of the shares of Series C-IV Preferred Stock, pursuant to Subsection (a) above, so as to affect adversely the Series C-IV Preferred Stock, then the Company will deliver notice of such approved alteration or change to the Series C-IV Holders that did not agree to such alteration or change (the "Series C-IV Dissenting Holders"), and the Series C-IV Dissenting Holders shall thereafter have the right for a period of 30 days to convert pursuant to the terms of this Certificate of Incorporation as they exist prior to such alteration or change or continue to hold their shares of Series C-IV Preferred Stock subject to the approved alteration or change of the rights, preferences or privileges of the Series C-IV Preferred Stock.

      8. Status of Converted Stock. In the event any shares of Series C-IV Preferred Stock shall be converted pursuant to Section 7E.4, the shares so converted shall be canceled, shall return to the status of authorized but unissued preferred stock of no designated series, and shall not be issuable by the Company as Series C-IV Preferred Stock.

      9. Preference Rights. Nothing contained herein shall be construed to prevent the Board of Directors of the Company from issuing one or more series of preferred stock with dividend and/or liquidation preferences on parity with or junior to the dividend and liquidation preferences of the Series C-IV Preferred Stock.

      IN WITNESS WHEREOF, this Certificate of Designations have been duly adopted by the Board of Directors of the Company and have been duly executed on behalf of the Company by its Secretary this ____ day of _____, 200_.

                                       ON2.COM INC.


                                       By: _____________________________________
                                           Secretary

Attestation:


_________________________
Name:

                                   Exhibit A-2

                                  ON2.COM INC.

                           ---------------------------

                                 DESIGNATION OF
                        POWERS, PREFERENCES AND RIGHTS OF
                           SERIES C-V PREFERRED STOCK,
                            PAR VALUE $0.01 PER SHARE

                           ---------------------------

               Pursuant to Section 151(g) of the Delaware General
                                 Corporation Law

                           ---------------------------

IT IS HEREBY CERTIFIED that:

      1. The name of the company (hereinafter called the "Company") is On2.com Inc., a corporation organized and now existing under the Delaware General Corporation Law.

      2. The Certificate of Incorporation of the Company (the "Certificate of Incorporation") authorizes the issuance of Twenty Million (20,000,000) shares of preferred stock, par value $0.01 per share (the "Preferred Stock"), and expressly vests in the Board of Directors of the Company the authority to issue any or all of said shares in one or more series by resolution or resolutions to establish the designation and number and to fix the relative rights and preferences of each series to be issued.

      3. The Board of Directors of the Company, pursuant to the authority expressly vested in it as aforesaid, and pursuant to the provisions of Section 151(g) of the Delaware General Corporation Law, has adopted the resolution set forth below to create a series issue of Preferred Stock. Pursuant to 151(g), the approval of the Company's shareholders was not required.

      RESOLVED, THAT Four Million Ninety-Nine Thousand Six Hundred Seventy-Eight (4,099,678) shares of the Twenty Million (20,000,000) shares of Preferred Stock of the Company which are authorized shares as of the date of this Certificate shall hereby be designated Series C-V Preferred Stock, par value $0.01 per share, and shall possess the rights and preferences set forth below, which shall constitute a new Section 7F to Article IV of the Certificate of Incorporation:

      "Section 7F. Series C-V Preferred Stock.

            1. Designation and Amount. Four Million Ninety-Nine Thousand Six Hundred Seventy-Eight (4,099,678) shares of the Twenty Million (20,000,000) authorized shares of Preferred Stock of the Company are designated Series C-V Preferred Stock (the "Series C-V Preferred Stock"). The Series C-V Preferred Stock shall be issued or offered at a purchase price equal to $1.24 per share (the "Series C-V Original Issue Price"). The holders of record of any series of the Series C-V Preferred Stock are sometimes referred to in this Section 7F as the "Series C-V Holders." The holders of record of any shares of any series of the Preferred Stock are referred to in this Section 7F as the "Holders."

            2. Rank. The Series C-V Preferred Stock shall rank on parity with the Company's Series A Preferred Stock, the Company's Series B Preferred Stock and any other subdivision of the Company's Series C Preferred Stock and shall accordingly rank (i) junior to any other class or series of capital stock of the Company hereafter created specifically ranking by its terms senior to the Series A Preferred Stock, the Series B Preferred Stock, the Series C-V Preferred Stock or any other subdivision of the Series C Preferred Stock (the "Senior Securities"); (ii) prior to all of the Common Stock; (iii) prior to any class or series of capital stock of the Company hereafter created not specifically ranking by its terms senior to or on parity with any Series A Preferred Stock, Series B Preferred Stock or Series CPreferred Stock of whatever subdivision (collectively, with the Common Stock, the "Junior Securities"); and (iv) on parity with any class or series of capital stock of the Company hereafter created specifically ranking by its terms on parity with the Series A Preferred Stock, the Series B Preferred Stock or any subdivision of the Series C Preferred Stock (the "Parity Securities") in each case as to distribution of assets upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (all such distributions being referred to collectively as "Distributions").

            3. Liquidation Preference.

                  (a) In the event of any Distribution, the Series C-V Holders shall be entitled to receive, immediately after any distributions to the holders of the Senior Securities required by the Company's Certificate of Incorporation, and prior in preference to any distribution to the holders of the Junior Securities, but in parity with any Distribution to the holders of the Series A Preferred Stock (the "Series A Holders"), the holders of the Series B Preferred Stock (the "Series B Holders") or the holders of the Parity Securities, an amount per share equal to the Original Issue Price. If upon the occurrence of any such Distribution, and after payment in full of any preferential amounts due in respect of the Senior Securities, the assets and funds available to be distributed among the Series A Holders, the Series B Holders, the Series C-V Holders and the holders of the Parity Securities shall be insufficient to pay to such Holders the full preferential amounts due to the Series A Holders, the Series B Holders, the Series C-V Holders and holders of the Parity Securities, then the entire assets and funds of the Company legally available for distribution shall be distributed among the Series A Holders, the Series B Holders, the Series C-V Holders and the holders of the Parity Securities, pro rata, based on the respective liquidation amounts to which each such series of stock is entitled by the Company's Certificate of Incorporation and any certificate(s) of designation relating thereto.

                  (b) Upon the completion of the distribution required by
Section 7F.3(a), if assets remain in the Company, they shall be distributed to holders of Junior Securities in accordance with the Company's Certificate of Incorporation, including any duly adopted certificate(s) of designation.

                  (c) At the option of each Series C-V Holder, a sale, conveyance or disposition of all or substantially all the assets of the Company to any entity other than an Affiliate of the Company which is controlled by the Company through the direct or indirect ownership of not less than 50% of the voting securities or interests thereof (a "Liquidating Transaction") shall be deemed to be a liquidation, dissolution or winding up within the meaning of this
Section 7F.3; provided, that neither (i) any Liquidating Transaction that a Series C-V Holder elects in writing not to treat as a liquidation, dissolution or winding up of the Company nor (ii) any consolidation, merger, acquisition, or other business combination of the Company with or into any other company or companies shall be treated as a liquidation, dissolution or winding up within the meaning of this Section 7F.3(c), but instead shall be subject to Section 7F.4(f). Any Series C-V Holder as to which any Liquidating Transaction is treated as a liquidation, dissolution or winding up of the Company under this
Section 7F.3(c) is referred to herein as a "Series C-V Liquidating Holder."

                  (d) Prior to the closing of a transaction described in Section 7F.3(c) which would constitute a liquidation event, the Company shall either (i) make all cash distributions it is required to make to the Series C-V Liquidating Holders pursuant to the first sentence of Section 7F.3(a), (ii) set aside sufficient funds from which the cash distributions required to be made to the Series C-V Liquidating Holders can be made, or (iii) establish an escrow or other similar arrangement with a third party pursuant to which the proceeds payable to the Company from a sale of all or substantially all the assets of the Company will be used to make the liquidating payments to the Series C-V Liquidating Holders immediately after the consummation of such sale. If the Company has not fully complied with any of the foregoing alternatives, the Company shall either: (x) cause such closing to be postponed until such cash distributions have been made, or (y) cancel such transaction, in which event the rights of the Series C-V Holders or other arrangements shall be the same as existing immediately prior to such proposed transaction.

            4. Conversion. The holders of Series C-V Preferred Stock have conversion rights (the "Conversion Rights") as follows:

                  (f) Right to Convert. Each share of Series C-V Preferred Stock shall be convertible without the payment of any additional consideration at the option of the Series C-V Holder thereof, at any time after the date of issuance of such shares of Series C-V Preferred Stock, at the office of the Company or any transfer agent for the Series C-V Preferred Stock into the number of fully paid and nonassessable shares of Common Stock which results from dividing the Series C-V Original Issue Price by the conversion value per share in effect for each share of Series C-V Preferred Stock (the "Series C-V Conversion Value") at the time of conversion. The Series C-V Conversion Value shall initially be equal to the Series C-V Original Issue Price and shall be adjusted from time to time pursuant to the provisions of Section 7F.4(d) and Section 7F.4(e) and shall be subject to adjustment from time to time as provided below. The number of shares of Common Stock into which a share of Series C-V Preferred Stock is convertible is hereinafter referred to as the "Series C-V Conversion Rate."

                  (g) Mechanics of Conversion.

                        (i) No fractional shares of Common Stock shall be issued upon conversion of Series C-V Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the then effective Series C-V Conversion Value. Before any holder of Series C-V Preferred Stock shall be entitled to convert such shares into full shares of Common Stock and to receive certificates therefor, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for the Series C-V Preferred Stock, as the case may be, and shall give written notice to the Company at such office that such holder elects to convert the same; the Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to such holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series C-V Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                        (ii) The Company shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series C-V Preferred Stock pursuant to this Section 7F.4. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involving the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series C-V Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Company the amount of any tax or has established, to the satisfaction of the Company, that such tax has been paid.

                  (h) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Series C-V Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series C-V Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series C-V Preferred Stock, the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

                  (i) Adjustments to Series C-V Conversion Value for Dilutive Issuances.

                        (i) No Adjustment of Conversion Price. No adjustment in the Series C-V Conversion Value shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Series C-V Conversion Value as measured at the date of the issuance of the Additional Shares of Common Stock. No adjustment in the Series C-V Conversion Value shall be made pursuant to Section 7F.4(d) as a result of any stock dividend or subdivision which causes an adjustment in the Series C-V Conversion Value pursuant to Section 7F.4(e) or any event which is subject to the provisions of Section 7F.4(f). No adjustment in the Series C-V Conversion Value shall be made in respect of an issuance or deemed issuance of Additional Shares of Common Stock if such issuance or deemed issuance involves the issuance or deemed issuance of stock, options or warrants (A) to employees, consultants or directors of the Company, (B) to other entities for acquisition purposes, (C) to banks or other institutional credit financing sources, or (D) the issuance of Common Stock upon conversion or redemption of any shares of any convertible series of the company's Preferred Stock; in the case of each of (A), (B) or (C) pursuant to plans or arrangements approved by the Board of Directors.

                        (ii) Deemed Issuance of Additional Shares of Common Stock. If the Company at any time or from time to time after September 8, 2000 shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date; provided, that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 7F.4(d)(iv)) of such Additional Shares of Common Stock would be less than the Series C-V Conversion Value in effect on the date of and immediately prior to such issue (or with respect to any issues made prior to the date hereof, the Series C-V Conversion Value that would have been in effect as of such date), or such record date, as the case may be; and provided, further, that in any case in which Additional Shares of Common Stock are deemed to be issued:

                              (A) no further adjustment in the Series C-V
Conversion Value shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                              (B) if such Options or Convertible Securities by
their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or any increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series C-V Conversion Value computed upon the original issue of such Options or Convertible Securities (or upon the occurrence of a record date with respect to the issuance of such Options or Convertible Securities), and any subsequent adjustments based thereon shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; and

                              (C) on the expiration or cancellation of any
Options or the termination of the right to convert or exchange any Convertible Securities which shall have not been exercised, if the Series C-V Conversion Value shall have been adjusted upon the original issuance of such Options or Convertible Securities or shall have been subsequently adjusted pursuant to clause (B) above, the Series C Conversion Value shall be recomputed as if:

                                    (1) in the case of Convertible Securities or
Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities, and the consideration received therefor was the consideration actually received by the Company for the issuance of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, if any, or for the issuance of all such Convertible Securities, whether or not actually converted or exchanged, plus the consideration actually received by the Company upon such conversion or exchange, if any; and

                                    (2) in the case of Options for Convertible
Securities, only the Convertible Securities, if any, actually issued upon the exercise of such Options were issued at the time of issuance of such Options and the consideration received by the Company for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Company for the issuance of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company upon the issuance of the Convertible Securities with respect to which such Options were actually exercised;

                              (D) no readjustment pursuant to clauses (B) and
(C) above shall have the effect of increasing the Series C-V Conversion Value to an amount which exceeds the higher of (i) the Series C-V Issue Price and (ii) the Series C Conversion Value that would have resulted from any issuance of Additional Shares of Common Stock between September 8, 2000 and the date of such readjustment.

                        (iii) Adjustment of Series C Conversion Value Upon Issuance of Additional Shares of Common Stock. If at any time after September 8, 2000 the Company shall issue (or shall have issued in the case of issuances after September 8, 2000 but prior to the date hereof) Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 7F.4(d)(ii)) without consideration or for a consideration per share less than the Series C-V Conversion Value in effect on the date of and immediately prior to such issuance, then and in such event, the Series C-V Conversion Value shall be reduced, concurrently with such issuance, to a price (calculated to the nearest one cent) determined by dividing (A) an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue (determined on a fully-diluted basis; i.e. treating as outstanding all shares of Common Stock issuable upon exercise, exchange or conversion of all outstanding options (to the extent then vested or exercisable), warrants or other securities exercisable or exchangeable for or convertible into, directly or indirectly, shares of Common Stock) multiplied by the then existing Series C-V Conversion Value, plus (y) the consideration, if any, received by the Company (or deemed to have been received by the Company) upon such issue of Additional Shares of Common Stock, by (B) the sum of the number of shares of the Company's issued and outstanding Common Stock on a fully-diluted basis immediately before the issuance of such Additional Shares of Common Stock plus the number of shares of Additional Shares of Common Stock that were issued (or deemed to have been issued). Notwithstanding the foregoing provisions of this Section, if the operation of the foregoing provisions shall result in a new Series C-V Conversion Value which is less than or equal to the price paid or deemed to have been paid for such Additional Shares of Common Stock (the "Additional Shares Issue Price"), then the new Series C-V Conversion Value shall be the amount which is $0.01 more than the Additional Shares Issue Price. If such Additional Shares of Common Stock are issued for no consideration, then the Additional Shares Issue Price shall be deemed to be $0.01.

                        (iv) Determination of Consideration. For purposes of this Section 7F.4(d), the consideration received by the Company for the issuance of any Additional Shares of Common Stock shall be computed as follows:

                              (A) Cash and Property. Such consideration shall:

                                    (1) insofar as it consists of cash, be
computed at the aggregate amount of cash received by the Company;

                                    (2) insofar as it consists of securities (i)
if the securities are then traded on a national securities exchange or the NASDAQ Stock Market (or a similar national quotation system), then the value shall be computed based on the average of the closing prices of the securities on such exchange or system over the 30-day period ending three days prior to receipt of such securities by the Company, (ii) if the securities are actively traded over-the-counter, then the value shall be computed based on the average of the closing bid prices over the 30-day period ending three days prior to the receipt of such securities by the Company, and (iii) if there is no active public market, then the value shall be computed based on the fair market value thereof on the date of receipt of such securities by the Company, as determined in good faith by the Board of Directors;

                                    (3) insofar as it consists of property other
than cash and securities, be computed at the fair market value thereof at the time of such issuance, as determined in good faith by the Board of Directors; and

                                    (4) if Additional Shares of Common Stock are
issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received for such Additional Shares of Common Stock, computed as provided in clauses (A)(1), (A)(2) and (A)(3) of this Section 7F.4(d)(iv), in each case as determined in good faith by the Board of Directors.

                              (B) Options and Convertible Securities. The
consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 7F.4(d)(ii), relating to Options and Convertible Securities, shall be determined by dividing

                                    (1) the total amount, if any, received or
receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                                    (2) the maximum number of shares of Common
Stock (as set forth in the instrument relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (j) Adjustment to the Conversion Rate due to Stock Split, Stock Dividend or Other Similar Event. If, prior to the conversion of all the Series C-V Preferred Stock, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend or other similar event, the Series C-V Conversion Value shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Series C-V Conversion Value shall be proportionately increased.

                  (f) Adjustment Due to Consolidation, Merger, Exchange of Shares, Recapitalization, Reorganization or Other Similar Event. If, prior to the conversion of all the Series C-V Preferred Stock, (i) there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity, or (ii) there occurs a sale of all or substantially all of the Company's assets that is not deemed to be a liquidation, dissolution or winding up of the Company pursuant to Section 7F.3(c), then the Series C-V Holders thereafter shall have the right to receive upon conversion of the shares of Series C-V Preferred Stock held by them, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities and/or other assets which the Series C-V Holders would have been entitled to receive in such transaction had the Series C-V Preferred Stock been converted immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Series C-V Holders to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Series C-V Conversion Value and the Series C-V Conversion Rate shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof.

                  (g) Certificates as to Adjustments. Upon each adjustment or readjustment of the Series C-V Conversion Value pursuant to Sections 7F.4(d),
(e) and (f) above, and upon the initial issue of Series C-V Preferred Stock, if any adjustment or readjustment would have occurred prior thereto (but after September 8, 2000) pursuant to the terms hereof, the Company at its expense promptly shall compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series C-V Preferred Stock a certificate of the Chief Financial Officer of the Company setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Series C-V Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the then effective Series C-V Conversion Value, and
(iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of each share of such Series C-V Preferred Stock.

                  (h) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 7F and in the taking of all such action as may be necessary or appropriate to protect the Conversion Rights against impairment.

                  (i) Definitions. As used in this Section 7F, the following terms shall have the following meanings:

            "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 7F.4(d)(ii), deemed to be issued) by the Company after September 8, 2000, other than shares of Common Stock issued or issuable:

                  (i) upon conversion of shares of Series C-V Preferred Stock;

                  (ii) to officers, directors or employees of, or financial advisors or other consultants to, the Company pursuant to a Plan or Plans or pursuant to any acquisition, financing or other written agreement so long as any such Plan or written agreement has been approved by the Board of Directors (including at least one of the members of the Board of Directors designated by the holders of the Series C-V Preferred Stock while such holders have the right to designate one or more directors); and

                  (iii) as a dividend or distribution on Series C-V Preferred Stock.

            "Affiliate" shall have the meaning given such term in Rule 405 promulgated under the Securities Act.

            "Common Stock" shall mean the common stock, no par value, of the Company.

            "Conversion Rights" shall mean the rights to convert Series C-V Preferred Stock into Common Stock as provided in this Section 7F.

            "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock or Series C-V Preferred Stock) or other securities convertible into or exchangeable for Common Stock.

            "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

            "Original Issue Date" shall mean _____, 200_ [to be the date the Series C-V Preferred Stock is issued].

            "Original Purchase Price" shall mean the original purchase price of $2.65 per share for each share of Series C-V Preferred Stock, as such amount shall be adjusted for all stock splits, combinations, consolidations, stock distributions, stock dividends or other recapitalization transactions involving the Series C-V Preferred Stock.

            "Plan" shall mean a written stock grant, option plan or purchase plan or other employee stock incentive program.

            "Preferred Stock" shall mean the preferred stock, par value $.01 per share, of the Company.

            "Securities Act" shall mean the Securities Act of 1933, as amended.

            "Series C-V Conversion Rate" shall mean the number of shares of Common Stock into which a share of Series C-V Preferred Stock is convertible.

            "Series C-V Conversion Value" shall have the meaning given such term in Section 7F.4(a).

            "Series C-V Preferred Stock" shall mean those authorized shares of Preferred Stock of the Company designated as "Series C-V Preferred Stock", par value $0.01 per share.

      5. Optional Redemption of Series C-V Preferred Stock. The Company may, at any time after ______, 200_ [Three years from issue date], and from time to time, call for redemption and repurchase of any and all shares of Series C-V Preferred Stock for a purchase price per share equal to the Series C-V Original Issue Price. The Company shall give written notice via certified mail, and any Series C-V Holder shall have the right to convert the shares of Series C-V Preferred Stock held by it at any time prior to the payment date specified in such notice. Any such redemption and repurchase shall be made from funds legally available for such purpose and which are not otherwise restricted.

      6. Voting Rights. The Series C-V Holders shall have no voting power whatsoever except to the extent otherwise expressly provided by the Delaware General Corporation Law, and no Series C-V Holder shall vote or otherwise participate in any proceeding in which actions shall be taken by the Company or the stockholders thereof or be entitled to notification as to any meeting of the stockholders.

      7. Protective Provision. So long as shares of Series C-V Preferred Stock are outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by the Delaware General Corporation Law) of the holders of at least a majority of the then outstanding shares of Series C-V Preferred Stock:

                  (a) alter or change the rights, preferences or privileges of the Series C-V Preferred Stock, including, but not limited to, the creation or authorization of any Senior Securities.

                  (b) increase the size of the authorized number of Series C-V Preferred Stock; or

                  (c) do any act or thing not authorized or contemplated by this Certificate of Incorporation which would result in taxation of the Series C-V Holders under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

      If the holders of a majority of the then outstanding shares of Series C-V Preferred Stock agree to allow the Company to alter or change the rights, preferences or privileges of the shares of Series C-V Preferred Stock, pursuant to Subsection (a) above, so as to affect adversely the Series C-V Preferred Stock, then the Company will deliver notice of such approved alteration or change to the Series C-V Holders that did not agree to such alteration or change (the "Series C-V Dissenting Holders"), and the Series C-V Dissenting Holders shall thereafter have the right for a period of 30 days to convert pursuant to the terms of this Certificate of Incorporation as they exist prior to such alteration or change or continue to hold their shares of Series C-V Preferred Stock subject to the approved alteration or change of the rights, preferences or privileges of the Series C-V Preferred Stock.

      8. Status of Converted Stock. In the event any shares of Series C-V Preferred Stock shall be converted pursuant to Section 7F.4, the shares so converted shall be canceled, shall return to the status of authorized but unissued preferred stock of no designated series, and shall not be issuable by the Company as Series C-V Preferred Stock.

      9. Preference Rights. Nothing contained herein shall be construed to prevent the Board of Directors of the Company from issuing one or more series of preferred stock with dividend and/or liquidation preferences on parity with or junior to the dividend and liquidation preferences of the Series C-V Preferred Stock.

      IN WITNESS WHEREOF, this Certificate of Designations have been duly adopted by the Board of Directors of the Company and have been duly executed on behalf of the Company by its Secretary this ____ day of _____, 200_.

                                        ON2.COM INC.


                                        By: ____________________________________
                                            Secretary

Attestation:


_____________________
Name:

                                    EXHIBIT B

                                   EXHIBIT B-1

THIS WARRANT AND ANY SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), NOR UNDER ANY STATE SECURITIES LAW AND SUCH SECURITIES MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

THE TRANSFER OF THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF ARE RESTRICTED AS DESCRIBED HEREIN.

THE SALE, ASSIGNMENT, TRANSFER, PLEDGE AND OTHER DISPOSITION OF THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT ARE RESTRICTED BY THE INVESTOR'S RIGHTS AGREEMENT (THE "INVESTOR'S RIGHTS AGREEMENT"), DATED JUNE 7, 2000. A COPY OF THE INVESTORS' RIGHTS AGREEMENT IS ON FILE WITH THE CORPORATE SECRETARY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. A COPY THEREOF MAY BE OBTAINED AT NO COST UPON WRITTEN REQUEST THEREFOR MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE CORPORATE SECRETARY AT THE PRINCIPAL OFFICES OF THE COMPANY.

                                  ON2.COM INC.

               Warrant to purchase 462,264 shares of Common Stock,
                            par value $0.01 per share

No.W-C_                                                           _______,  200_

      THIS CERTIFIES that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, The Travelers Indemnity Company (the "Holder"), is entitled to subscribe for and purchase from On2.com Inc., a Delaware corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time, during the period commencing on the date set forth above and expiring at 5:00 p.m. (New York City time) on ______, 200_ [To be three years from the date of this Warrant] (the "Expiration Date"), Four Hundred Sixty-Two Thousand Two Hundred Sixty-Four (462,264) shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), at an exercise price (the "Exercise Price") per share equal to $2.65. As used herein, the term this "Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. As used herein, the term "Holder" shall include any transferee to whom this Warrant has been transferred in accordance with the terms hereof.

      The number of shares of Common Stock issuable upon exercise of this Warrant (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth in Section 6.

      1. This Warrant may be exercised until 5:00 p.m. (New York City time) on the Expiration Date, as to the whole or any lesser number of whole Warrant Shares, by transmission by telecopy of the Election to Exercise, followed within three (3) business days by the surrender of this Warrant (with the Election to Exercise attached hereto duly executed) to the Company at its office at 375 Greenwich Street, New York, New York 10013, or at such other place as is designated in writing by the Company, together with a certified or bank cashier's check payable to the order of the Company in an amount equal to the product of the Exercise Price and the number of Warrant Shares for which this Warrant is being exercised (the "Aggregate Exercise Price").

      2. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. Within five (5) business days after each such exercise of this Warrant and receipt by the Company of this Warrant, the Election to Exercise and the Aggregate Exercise Price, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

      3. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant register (the "Warrant Register") as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge of the general counsel of the Company that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the request of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding anything contained herein to the contrary, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Act and the rules and regulations thereunder.

      4. The Company, until the expiration or termination of this Warrant, shall reserve and keep available out of its authorized and unissued common stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant and all other Common Stock Warrants, such number of shares of common stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

      5. The issuance of any Warrant, Warrant Shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Warrant Shares or other securities, except as otherwise required by law, shall be made without charge to the Holder for any tax or other charge in respect of such issuance, other than applicable transfer taxes. Notwithstanding anything contained herein, all applicable transfer taxes shall be borne by the Holder.

      6. The number of Warrant Shares and the Exercise Price shall be subject to adjustment from time to time as provided in this Section.

      6.1 If, from September 29, 2000 and prior to the Expiration Date, the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company in Common Stock, the number of Warrant Shares shall be increased by multiplying such number of shares by a fraction of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the day immediately preceding the date of such distribution, and the numerator shall be the sum of (a) such number of shares and (b) the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the date following such distribution.

      6.2 If, from September 29, 2000 and prior to the Expiration Date, the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the number of Warrant Shares at the opening of business on the day following the day upon which such subdivision or combination becomes effective shall be proportionately increased, and, conversely, if outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the number of Warrant Shares at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately decreased, such increase or decrease, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

      6.3 The reclassification of Common Stock into securities (other than Common Stock) and/or cash and/or other consideration shall be deemed to involve a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number or amount of securities and/or cash and/or other consideration outstanding immediately thereafter, and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, within the meaning of Section 6.1.

      6.4 If and whenever from December 8, 2000 and prior to the Expiration Date, the Company issues or sells any Convertible Securities (as defined below) or any shares of Common Stock for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issue or sale, then immediately upon such issue or sale or deemed issue or sale, the Exercise Price shall be reduced to the Exercise Price determined by dividing (A) the sum of (i) the product derived by multiplying the Exercise Price in effect immediately prior to such issue or sale by the number of shares of Common Stock Deemed Outstanding (as defined below) immediately prior to such issue or sale, plus (ii) the consideration, if any, received by the Company upon such issue or sale, by (B) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale. In such instances, the number of Warrant Shares shall be increased by multiplying such number of shares by a fraction, of which the numerator will be the Exercise Price in effect immediately prior to such issue or sale, and the denominator will be the Exercise Price immediately after such issue or sale. "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding assuming exercise and/or conversion of the Company's Options (as defined below) and Convertible Securities, whether or not such Options or Convertible Securities are actually exercisable at such time. "Options" means any rights, warrants or options sold or granted by the Company to subscribe for or purchase Common Stock or

            Convertible Securities. "Convertible Securities" means any stock or securities directly or indirectly convertible into or exchangeable for Common Stock.

            There shall be no adjustment to the number of Warrant Shares with respect to (A) the issuance or sale of shares or options to purchase shares of the Company Common Stock to employees, officers, directors and consultants of the Company and its subsidiaries (as such number of shares is appropriately adjusted for subsequent stock splits, stock combinations, stock dividends and racapitalizations) pursuant to plans or arrangements approved by the Company's Board of Directors; (B) the issue or sale to other entities or the owners thereof for acquisition purposes; (C) to banks or other institutional credit financing sources; and (D) the issuance of Common Stock upon conversion of any shares of any series of the Company's Preferred Stock.

      7. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses and, if reasonably requested, an indemnity reasonably acceptable to the Company, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

      8. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

      9. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the rules governing the conflicts of laws.

      10. The parties hereby irrevocably consent to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Warrant, or a breach of this Warrant.

      IN WITNESS WHEREOF, the undersigned has caused this Warrant to be duly executed by its officers thereunto duly authorized as of the date and year set forth below.

Dated: ____________, 200_

ON2.COM INC.


By:_________________________________
                    Name:
                    Title:

                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns, and transfers unto __________________ a Warrant to purchase __________ shares of Common Stock, par value $0.01 per share, of On2.com Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated: __________________

Signature ____________________

Signature Guaranteed:

                                     NOTICE

The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To: On2.com Inc.
_______________
_______________

                              ELECTION TO EXERCISE

The undersigned hereby exercises his or its rights to purchase _______ Warrant Shares covered by the within Warrant and tenders payment herewith [in the amount of $_________] in accordance with the terms thereof, certifies that he owns this Warrant free and clear of any and all claims, liens and/or encumbrances and requests that certificates for such securities be issued in the name of, and delivered to:

            (Print Name, Address and Social Security
                  or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated: _________________________                     Name: _____________________
       (Print)

Address: _______________________________________________________________________

(Signature)

                                   EXHIBIT B-2

THIS WARRANT AND ANY SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), NOR UNDER ANY STATE SECURITIES LAW AND SUCH SECURITIES MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

THE TRANSFER OF THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF ARE RESTRICTED AS DESCRIBED HEREIN.

THE SALE, ASSIGNMENT, TRANSFER, PLEDGE AND OTHER DISPOSITION OF THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT ARE RESTRICTED BY THE INVESTOR'S RIGHTS AGREEMENT (THE "INVESTOR'S RIGHTS AGREEMENT"), DATED JUNE 7, 2000. A COPY OF THE INVESTORS' RIGHTS AGREEMENT IS ON FILE WITH THE CORPORATE SECRETARY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. A COPY THEREOF MAY BE OBTAINED AT NO COST UPON WRITTEN REQUEST THEREFOR MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE CORPORATE SECRETARY AT THE PRINCIPAL OFFICES OF THE COMPANY.

                                  ON2.COM INC.

              Warrant to purchase 1,024,920 shares of Common Stock,
                            par value $0.01 per share

No.W-C_                                                           _______,  200_

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      THIS CERTIFIES that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, The Travelers Indemnity Company (the "Holder"), is entitled to subscribe for and purchase from On2.com Inc., a Delaware corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time, during the period commencing on the date set forth above and expiring at 5:00 p.m. (New York City time) on ______, 200_ [To be three years from the date of this Warrant] (the "Expiration Date"), One Million, Twenty-Four Thousand Nine Hundred Twenty (1,024,920) shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), at an exercise price (the "Exercise Price") per share equal to $1.14. As used herein, the term this "Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. As used herein, the term "Holder" shall include any transferee to whom this Warrant has been transferred in accordance with the terms hereof.

      The number of shares of Common Stock issuable upon exercise of this Warrant (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth in Section 6.

      1. This Warrant may be exercised until 5:00 p.m. (New York City time) on the Expiration Date, as to the whole or any lesser number of whole Warrant Shares, by transmission by telecopy of the Election to Exercise, followed within three (3) business days by the surrender of this Warrant (with the Election to Exercise attached hereto duly executed) to the Company at its office at 375 Greenwich Street, New York, New York 10013, or at such other place as is designated in writing by the Company, together with a certified or bank cashier's check payable to the order of the Company in an amount equal to the product of the Exercise Price and the number of Warrant Shares for which this Warrant is being exercised (the "Aggregate Exercise Price").

      2. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. Within five (5) business days after each such exercise of this Warrant and receipt by the Company of this Warrant, the Election to Exercise and the Aggregate Exercise Price, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

      3. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant register (the "Warrant Register") as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize


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any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge of the general counsel of the Company that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the request of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding anything contained herein to the contrary, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Act and the rules and regulations thereunder.

      4. The Company, until the expiration or termination of this Warrant, shall reserve and keep available out of its authorized and unissued common stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant and all other Common Stock Warrants, such number of shares of common stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

      5. The issuance of any Warrant, Warrant Shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Warrant Shares or other securities, except as otherwise required by law, shall be made without charge to the Holder for any tax or other charge in respect of such issuance, other than applicable transfer taxes. Notwithstanding anything contained herein, all applicable transfer taxes shall be borne by the Holder.

      6. The number of Warrant Shares and the Exercise Price shall be subject to adjustment from time to time as provided in this Section.

      6.3 If, from December 8, 2000 and prior to the Expiration Date, the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company in Common Stock, the number of Warrant Shares shall be increased by multiplying such number of shares by a fraction of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the day immediately preceding the date of such distribution, and the numerator shall be the sum of (a) such number of shares and (b) the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the date following such distribution.


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      6.4   If, from December 8, 2000 and prior to the Expiration Date, the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the number of Warrant Shares at the opening of business on the day following the day upon which such subdivision or combination becomes effective shall be proportionately increased, and, conversely, if outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the number of Warrant Shares at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately decreased, such increase or decrease, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

      6.3 The reclassification of Common Stock into securities (other than Common Stock) and/or cash and/or other consideration shall be deemed to involve a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number or amount of securities and/or cash and/or other consideration outstanding immediately thereafter, and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, within the meaning of Section 6.1.

      6.4 If and whenever from December 8, 2000 and prior to the Expiration Date, the Company issues or sells any Convertible Securities (as defined below) or any shares of Common Stock for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issue or sale, then immediately upon such issue or sale or deemed issue or sale, the Exercise Price shall be reduced to the Exercise Price determined by dividing (A) the sum of (i) the product derived by multiplying the Exercise Price in effect immediately prior to such issue or sale by the number of shares of Common Stock Deemed Outstanding (as defined below) immediately prior to such issue or sale, plus (ii) the consideration, if any, received by the Company upon such issue or sale, by (B) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale. In such instances, the number of Warrant Shares shall be increased by multiplying such number of shares by a fraction, of which the numerator will be the Exercise Price in effect immediately prior to such issue or sale, and the denominator will be the Exercise Price immediately after such issue or sale. "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding assuming exercise and/or conversion of the Company's Options (as defined below) and Convertible Securities, whether or not such Options or Convertible Securities are actually exercisable at such time. "Options" means any rights, warrants or options sold or granted by the Company to subscribe for or purchase Common Stock or


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            Convertible Securities. "Convertible Securities" means any stock or securities directly or indirectly convertible into or exchangeable for Common Stock.

            There shall be no adjustment to the number of Warrant Shares with respect to (A) the issuance or sale of shares or options to purchase shares of the Company Common Stock to employees, officers, directors and consultants of the Company and its subsidiaries (as such number of shares is appropriately adjusted for subsequent stock splits, stock combinations, stock dividends and racapitalizations) pursuant to plans or arrangements approved by the Company's Board of Directors; (B) the issue or sale to other entities or the owners thereof for acquisition purposes; (C) to banks or other institutional credit financing sources; and (D) the issuance of Common Stock upon conversion of any shares of any series of the Company's Preferred Stock.


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      7. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses and, if reasonably requested, an indemnity reasonably acceptable to the Company, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

      8. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

      9. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the rules governing the conflicts of laws.

      10. The parties hereby irrevocably consent to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Warrant, or a breach of this Warrant.

      IN WITNESS WHEREOF, the undersigned has caused this Warrant to be duly executed by its officers thereunto duly authorized as of the date and year set forth below.

Dated: ____________, 200_

ON2.COM INC.


By:_________________________________
                      Name:
                      Title:

                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns, and transfers unto __________________ a Warrant to purchase __________ shares of Common Stock, par value $0.01 per share, of On2.com Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated: ___________________

Signature ________________

Signature Guaranteed:

                                     NOTICE

The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To: On2.com Inc.
_______________
_______________

                              ELECTION TO EXERCISE

The undersigned hereby exercises his or its rights to purchase _______ Warrant Shares covered by the within Warrant and tenders payment herewith [in the amount of $_________] in accordance with the terms thereof, certifies that he owns this Warrant free and clear of any and all claims, liens and/or encumbrances and requests that certificates for such securities be issued in the name of, and delivered to:

            (Print Name, Address and Social Security
                  or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated: _________________________                     Name: _____________________
       (Print)

Address: _______________________________________________________________________

(Signature)